May 27, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller


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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2002-2
            Reporting for period ending 4/30/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

Date:		May 27, 2003

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

Date:       May 27, 2003

By:    	/s/ W. Steven Culp
Title:  	Controller


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EX-1
Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date                   04/30/03
Collection Period             04/01/03 04/30/03
Determination Date            05/14/03
Distribution Date             05/15/03
                                                                      Series           Series          Series        Series
                                                      Total           2000-2           2000-2          2000-2        2000-2
                                Date                  Trust            Total          Class A         Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                          03/31/03  3,518,516,485
2 Plus: Account Additions              04/01/03              -
  Less: Account Removals               04/01/03              -
3 Beginning of month
  Principal
  Receivables                          04/01/03  3,518,516,485
4 Discount Factor                                     0.50%
  Beginning of month Pool
5 Balance                              04/01/03  3,500,923,903
6 Beginning of month Dealer
  Overconcentrations                   04/01/03              -
  Beginning of month
7 Unconcentrated
  Pool Balance                         04/01/03  3,500,923,903

8 End of month Principal
  Receivables                          04/30/03  3,285,222,781
9 Discount Factor                                     0.50%
10End of month Pool Balance            04/30/03  3,268,796,667
11End of month Dealer
  Overconcentrations                   04/30/03              -
12End of month
  Unconcentrated Pool
  Balance                              04/30/03  3,268,796,667
13Overconcentrated Percentage          04/30/03       0.00%
14Unconcentrated Percentage            04/30/03      100.00%

Certificates
15Beginning of
  month/closing date
  Invested Amount                      04/01/03                     500,000,000      477,500,000    15,000,000     7,500,000
16Allocation Percentage                04/01/03                       15.38%           14.69%          0.46%         0.23%
17End of month Invested
  Amount                               04/30/03                     500,000,000      477,500,000    15,000,000     7,500,000
18Principal Payments
  Outstanding Principal                05/14/03                               -                -             -             -
19Balance                              05/15/03                     500,000,000      477,500,000    15,000,000     7,500,000
20Pool Factor                          05/15/03                                          1.00000       1.00000       1.00000

Excess Funding Account
21End of month balance                 04/30/03              -
22Determination Date deposit           05/14/03              -
  Distribution Date
23disbursement                         05/15/03              -
  Excess Funding Account
24balance                              05/15/03              -

Reserve Fund
25Required Amount                      05/15/03                      17,500,000
26Beginning Balance                    04/15/03                      17,500,000
27Deposits                    04/15/03 05/15/03                          16,740
28Disbursements               04/15/03 05/15/03                          16,740
29Ending Balance                       05/15/03                      17,500,000

Collections
30Principal Allocation
  Percentage                           04/30/03                       14.28%           13.64%          0.43%         0.21%
31Floating Allocation
  Percentage                           04/30/03                       14.28%           13.64%          0.43%         0.21%
32Series Allocation Percentage         04/30/03                       15.38%
33Principal Collections       04/01/03 04/30/03  1,356,887,099
34Nonprincipal Collections    04/01/03 04/30/03     23,227,668
35Total Collections           04/01/03 04/30/03  1,380,114,767

Defaults
36Defaulted Amount            04/01/03 04/30/03      2,448,800
37Investor Default Amount     04/01/03 04/30/03                         349,736          333,998        10,492         5,246

Interest
38Monthly Interest                     05/15/03                         658,375          620,750        22,875        14,750
39Interest Shortfall                   05/15/03                               -                -             -             -
40Additional Interest                  05/15/03                               -                -             -             -
41Total                                05/15/03                         658,375          620,750        22,875        14,750

Servicing Fee
42Certificate Balance for
  Servicing
  Fee determination                    04/01/03                     500,000,000      477,500,000    15,000,000     7,500,000
43Servicing Fee Rate                                                   2.00%            2.00%          2.00%         2.00%
44Servicing Fee               04/01/03 04/30/03                         833,333          795,833        25,000        12,500
45Remaining Servicing Fee              05/15/03                         833,333          795,833        25,000        12,500

Excess Servicing
46Nonprincipal Collections    04/01/03 04/30/03     23,227,668
47Servicer Advance Less
  Reimbursement of Servicer
  Advance                     04/01/03 04/30/03      1,928,573
48Floating Allocation
  Percentage                                                          14.28%           13.64%          0.43%         0.21%
49Investor Nonprincipal
  Collections                 04/01/03 04/30/03                       3,317,362        3,168,081        99,521        49,760
50Investor portion of
  Servicer
  Advance Less Reimbursement  04/01/03 04/30/03                         275,438          263,043         8,263         4,132
51Plus:  Investment Proceeds  04/01/03 04/30/03                          16,740
52Less:
53Monthly Interest                     05/14/03                         658,375          620,750        22,875        14,750
54Prior Monthly Interest               05/14/03                               -                -             -             -
55Additional Interest                  05/14/03                               -                -             -             -
56Reserve Fund Deposit                 05/14/03                               -                -             -             -
57Default Amount              04/01/03 04/30/03                         349,736          333,998        10,492         5,246
58Charge-Offs                 04/01/03 04/30/03                               -                -             -             -
59Monthly Servicing Fee                05/14/03                         833,333          795,833        25,000        12,500
60Carry-over Amount                    05/14/03                               -                -             -             -
61Carry-over Amount
     Additional Interest               05/14/03                               -                -             -             -
62Yield Supplement Deposit             05/14/03                               -
63Balance:  Excess Servicing  04/01/03 04/30/03                       1,768,096

Collection Account
64Beginning Balance                    04/30/03                               -
65Deposits                             05/14/03                         933,813
66Disbursements                        05/15/03                         933,813
67Ending Balance                       05/15/03                               -

Interest Funding Account
68Beginning Balance                    04/30/03                               -
69Deposits                             05/14/03                         658,395
70Disbursements                        05/15/03                         658,395
71Ending Balance                       05/15/03                               -

Principal Funding Account
72Beginning Balance                    04/30/03                               -                -             -             -
73Deposits                             05/14/03                               -                -             -             -
74Disbursements                        05/15/03                               -                -             -             -
75Ending Balance                       05/15/03                               -                -             -             -

Yield Supplement Account
76Required Amount                      05/15/03                       2,500,000
77Beginning balance                    04/15/03                       2,500,000
78Deposit                     04/15/03 05/15/03                           2,392
79Disbursements               04/15/03 05/15/03                           2,392
80Ending balance                       05/15/03                       2,500,000

Interest Rate for the Next Period
81One-month LIBOR             05/16/03 06/16/03     1.31000%
82Net Receivables Rate                 04/30/03     6.41561%

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